Exhibit 99.1

OneSpaWorld Holdings Limited Announces Private Warrant Exchange

NASSAU, Bahamas, March 13, 2023—OneSpaWorld Holdings Limited, (NASDAQ: OSW), the pre-eminent global provider of health and wellness products and services on board cruise ships and in destination resorts around the world, announced today that it has signed privately negotiated warrant exchange agreements with certain holders of its public warrants (the “Public Warrants”) to exchange the Public Warrants for the Company’s common shares.

The exchange ratio will be determined over a thirty trading day period using a volume-weighted average price measurement, and the exchange is expected to close on April 25, 2023, subject to customary closing conditions. For each Public Warrant exchanged, the Company will issue a number of common shares equal to the quotient of the warrant price of $1.912 divided by the common share price of $10.74 or an initial exchange ratio of 0.178, with the maximum exchange ratio at the completion of the 30-day VWAP period being no greater than 0.220.

The exchange will reduce the total number of outstanding Public Warrants by 61.4%, to 6,228,129 from 16,145,279.

TD Cowen served as a financial advisor to the Company in connection with the exchange.

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law.

About OneSpaWorld

Headquartered in Nassau, Bahamas, OneSpaWorld is one of the largest health and wellness services companies in the world. OneSpaWorld’s distinguished health and wellness centers offer guests a comprehensive suite of premium health, wellness, fitness and beauty services, treatments, and products currently onboard 179 cruise ships and at 51 destination resorts around the world. OneSpaWorld holds the leading market position within the cruise line industry of the historically fast-growing international leisure market and has been built upon its exceptional service standards, expansive global recruitment, training and logistics platforms, irreplicable operating infrastructure, extraordinary team and a history of service and product innovation that has enhanced its guests’ personal care experiences while vacationing for over 65 years.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the Company may differ from its actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of the Company, including projected financial information (which is not audited or reviewed by the Company’s auditors), and the future plans, operations and opportunities for the Company and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the impact of the COVID-19 pandemic on our business, operations, results of operations and financial condition, including liquidity for the foreseeable future; the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which the Company operates; changes in consumer preferences or the market for the Company’s services; changes in applicable laws or regulations; the availability or competition for opportunities for expansion of the Company’s business; difficulties of managing growth profitably; the loss of one or more members of the Company’s management team; loss of a major customer and other risks and uncertainties included from time to time in the Company’s reports (including all amendments to those reports) filed with the SEC. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

Contacts

TD Cowen:

Jordan Weiner, 646 562 1211

Jordan.weiner@cowen.com

Timothy Manning, 646-616-3062

Timothy.manning@cowen.com

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